UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2009

OPPENHEIMER HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Commission File Number:   1-12043

Canada	98-0080034
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

PO Box 2015, Suite 1110

20 Eglinton Avenue West

Toronto Ontario Canada  M4R 1K8

(Address of principal executive offices, including zip code)

(416) 322-1515

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On March 13, 2009, Oppenheimer Holdings Inc. (“OPY”) issued a press release announcing that it is expanding in the Southeastern United States through branches in Florida, North Carolina, Tennessee and Virginia as well as additions to the staff of existing branches in the region as well as in the state of Texas.

The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.

Description

99.1

Oppenheimer Holdings Inc. Press Release issued March 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oppenheimer Holdings Inc.

Date: March 13, 2009	By:	/s/ E.K. Roberts
E.K. Roberts
President and Treasurer (Duly Authorized Officer and Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.

Description

99.1

Oppenheimer Holdings Inc. Press Release issued March 13, 2009